Brand Protection & Anti-Theft Business Segments

(Business segments of Praesidium Corp.)

December 31, 2008

INDEX TO FINANCIAL STATEMENTS

Contents	Page(s)

Report of Independent Registered Public Accounting Firm	2

Statements of Operations for the three years ending December 31, 2008, 2007 and 2006	3

Notes to the Financial Statements	4 to 9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors

Security Solutions Group

DMP Holdings, Inc.

Kelowna, British Columbia

Report of Independent Registered Public Accounting Firm

We have audited the statement of operations for the operating segments and schedule of accounts receivable of DMP Holdings Inc. as of December 31, 2008, 2007, and 2006. This statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the schedule of accounts receivable is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the schedule of accounts receivable.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides reasonable basis for our opinion.

In our opinion, the statement of operations for the operating segments and schedule of accounts receivable of DMP Holdings Inc. referred to above present fairly, in all material respects, the financial position of the operating segments of DMP Holdings Inc. as of December 31, 2008, 2007 and 2006 in conformity with generally accepted accounting principles in the United States of America.

/s/ R.R. Hawkins & Associates International, PSC

November 2, 2009

Los Angeles, CA

BRAND PROTECTION & ANTI-THEFT BUSINESS SEGMENTS
(Business Segments of Praesidium Corp.)
STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2008	2007	2006

Sales	$536,858	$469,330	$247,126

Cost of goods sold	155,287	117,719	50,352

Gross profit	381,571	351,610	196,774

Operating expenses
Salaries	333,279	276,588	219,331
Professional fees	13,929	52,109	7,038
Insurance	42,262	19,183	168
Travel	181,392	165,837	88,075
Property	34,438	21,169	22,925
Telephone	24,759	24,167	18,351
General and administrative	79,975	78,380	124,668

Total operating expenses	710,032	637,432	480,555

Net loss	$(328,461)	$(285,821)	$(283,781)

See accompanying notes to financial statements

Brand Protection &Anti-Theft Business Segments

(Business segments of Praesidium Corp.)

Notes to the Financial Statements

December 31, 2008

NOTE 1 - ORGANIZATION AND OPERATIONS

The Brand Protection & Anti Theft Business Segments (the “Company”) are the operating segments of Praesidium Corp., (“PC”), a company incorporated in the state of Nevada since March 2006.  PC is a subsidiary of IDGLOBAL Corp. (“IDG”). The Company manufactures and sells high technology security products and services specifically designed to provide a total solution in the area of identification and anti-theft as it relates to all forms of business and consumer products and assets. The Company has developed comprehensive programs that provide a complete trail for the life or ownership of a given asset.

On July 31, 2009, IDG entered into an Asset Purchase, Sale and Transfer Agreement with DMP Holdings, Inc., (“DMP”), whereby certain assets and business operations relating to the Brand Protection & Anti-Theft business segments of PC were acquired in exchange for the relief of certain debt IDG owed DMP in the amount of $407,500.  In addition, DMP assumed all liabilities with respect to the assets purchased.

On November 12, 2009, DMP entered into an Asset Purchase, Sale and Transfer Agreement with Securities Solutions Group, Inc., (“SSG”), whereby SSG acquired the assets and operations of the brand protection and loss prevention business segments in exchange for a convertible promissory note in the amount of $407,500 (the “Promissory Note”).  The Promissory Note is non-interest bearing and requires quarterly payments of $101,875 beginning on April 1, 2010.   Should an Event of Default, as defined in the Promissory Note, transpire, DMP shall have the option to convert the outstanding balance of the Promissory Note into fully-paid and nonassessable shares of SSG’s common stock at a 50% discounted stock price based on the fair market value at the time of conversion.

The information included in the financial statements of the Company includes the operations of the anti-theft and brand protection business as it is included in the consolidated financial statements of IDG.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Going Concern

The accompanying statement of operations has been prepared assuming the Company will continue as a going concern.  As shown in the accompanying financial statements, the Company has incurred net losses of $328,461, $285,821 and $283,781 for the years ended December 31, 2008, 2007 and 2006, respectively.  There is no guarantee that the Company will achieve profitable operations in the next fiscal year. The ability of the Company to continue as a going concern on a longer-term basis will be dependent upon the ability to generate sufficient cash flow from operations to meet its obligations on a timely basis, the ability to obtain additional financing, and the ability to ultimately attain profitability. These conditions raise substantial doubt about the Company's ability to continue as a going concern.

The future of the Company is dependent upon the ability of SSG to obtain financing and upon future profitable operations from the development of its new business opportunities. Management has plans to seek additional capital through a private placement and public offering of its common stock.  SSG is developing an extensive marketing plan that it hopes will move the

Company’ products and processes into different areas and countries.  SSG has also begun research and development that it hopes will result in revenue generation.

While the Company has been successful in the past in raising capital, no assurance can be given that these sources of financing will continue to be available to the Company and/or that demand for the Company’s equity and debt instruments will be sufficient to meet its capital needs.

Basis of Presentation

The statement of operations is prepared in accordance with accounting principles generally accepted in the United States of America.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  The Company bases its estimates on historical experience, management expectations for future performance, and other assumptions as appropriate.  Actual results could differ from those estimates.

Revenue Recognition

The Company recognizes revenue when it is realized or realizable and earned. Revenue is considered realized or realizable and earned when it has persuasive evidence of an arrangement that the services have been rendered to the customer, the sales price is fixed or determinable, and collectability is reasonably assured.  Sales are recognized net of commissions.  Deferred revenues are recorded when cash has been collected, however the related service has not yet been provided.  The Company does not offer extended payment terms or rights of returns for its sold products.

Foreign Currency Translation

The Company’s functional currency is the Canadian dollar which is the local currency.  Accordingly, the Company applies the period end exchange rate to translate their assets and liabilities and the weighted average exchange rate for the period to translate revenues, expenses, gains and losses into US dollars.  The Company includes the translation adjustments as a separate component of accumulated other comprehensive income within stockholders’ equity.

Shipping and Handling Costs

Shipping and handling costs are classified as a component of cost of goods sold.  Customer’s payments of shipping and handling costs are recorded as a component of net sales.

Income taxes

Our operating results have been included in PC’s U.S. Federal income tax return. PC follows SFAS No. 109, “Accounting for Income Taxes.” Under the asset and liability method of SFAS No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  A valuation allowance can be provided for a net deferred tax asset, due to uncertainty of realization.  During the years ended December 31, 2008, 2007 and 2006, PC incurred net losses which resulted in a $0 tax liability.  As such, a tax provision has not been calculated for the Company.

Recently Issued Accounting Pronouncements

In December 2007, the FASB issued SFAS No. 141R, Business Combinations. SFAS No. 141R broadens the guidance of SFAS No. 141, extending its applicability to all transactions and other events in which one entity obtains control over one or more other businesses. It broadens the fair value measurement and recognition of assets acquired, liabilities assumed, and interests transferred as a result of business combinations; and stipulates that acquisition related costs be expensed rather than included as part of the basis of the acquisition. SFAS No. 141R expands required disclosures to improve the ability to evaluate the nature and financial effects of business combinations. SFAS No. 141R is effective for all transactions entered into, on or after January 1, 2009. The adoption of this standard does not have a material effect on our financial statements.

In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities – an Amendment of FASB Statement No. 133. SFAS No. 161 enhances required disclosures regarding derivative instruments and hedging activities, including enhanced disclosures regarding how an entity uses derivative instruments, how derivative instruments and related hedged items are accounted for under SFAS No. 133 and the impact of derivative instruments and related hedged items on an entity’s financial position, financial performance and cash flows. SFAS No. 161 is effective on January 1, 2009. The adoption of this standard does not have a material effect on our financial statements.

In May 2009, the FASB issued FASB Statement No. 165, “Subsequent Events” (“SFAS 165”), which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 also requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date (i.e., whether the evaluation date represents the date the financial statements were issued or were available to be issued). This statement is effective for interim or annual reporting periods ending after June 15, 2009. The Company will apply SFAS 165 with its financial statements for the year ending December 31, 2009. The adoption of SFAS 165 is not expected to have a material impact on our financial statements.

In June 2009, the FASB issued FASB Statement No. 168, “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles” (“SFAS 168”). SFAS 168 confirmed that The FASB Accounting Standards Codification (the “Codification”) will become the single official source of authoritative U.S. generally accepted accounting principles ("GAAP") (other than guidance issued by the SEC), superseding existing FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force, and related literature. After that date, only one level of authoritative GAAP will exist, and all other literature will be considered non-authoritative. The Codification does not change GAAP; instead, it introduces a new structure that is organized in an easily accessible, user-friendly online research system. The Codification, which changes the referencing of financial standards, becomes effective for interim and annual periods ending on or after September 15, 2009. The Company will apply the Codification with its financial statements for the year ending December 31, 2009. The adoption of SFAS 168 is not expected to have a material impact on our financial statements.

NOTE 3 – DEPRECIATION EXPENSE

Depreciation is calculated using the straight-line method over the estimated useful lives of the assets as presented in the table below:

  Useful Lives

      In Years

Computer and Software

3

Office Equipment and Furniture

Laboratory Equipment

 5-7

Depreciation expense for the years ended December 31, 2008, 2007 and 2006 was $45,591, $33,979 and $12,636, respectively.

NOTE 4– LEASES

The Company leases its office facilities from an unrelated party.  The lease is for a three year period beginning June 1, 2007 and ending on May 31, 2010.  The lease is a net lease to the lessee, with the Company agreeing to pay all taxes, rates and assessments on the lease premises, and its share of the operating costs for the property, including utilities, repairs, liability insurance, janitorial service, and broken glass, and other operating costs in accordance with generally accepted accounting principles applicable to the real estate industry.  Rent expense for the years ending December 31, 2008, 2007 and 2006 were $17,468, $15,383 and $15,687, respectively.  The Company classifies this lease as an operating lease.  Future minimum lease payments under this lease are as follows:

2009

$19,500

2010

$9,782

NOTE 5 – SIGNIFICANT CUSTOMERS

The Company recognized revenues from two customer representing approximately 47%, 82% and 67% of sales during the years ended December 31, 2008, 2007 and 2006, respectively. The loss of these customers could have a severe impact on the Company.

Strategies and Objectives

Praesidium’s gross margins averaged over 70% and this may or may not remain the same as the average may decrease if more equipment is sold which is at a much lower profit margin. New technology and services will be introduced to existing clientele as well as the other commercial markets. Financing will come through increased revenues from the current contracts that have been signed in the Digital Forensic Marker and the Anti-Theft divisions and management intends to raise additional funds through this registration statement.

Over the next twelve months SSG plans to raise up to $3,000,000 to develop the:

•

Dashboard Software

•

Health Care Projects

•

Digital Forensic Markets

•

Global Transportation Markets

•

Office and Manufacturing Plant

•

Anti-Theft Markets

Use of Proceeds

Capital Expenditures
Software Development	750,000
Equipment, Lab, Manufacturing	750,000
Operations (one year)
Marketing Research/Consultants	200,000
Lease/Office/Travel/Legal/Accounting	1,300,000
Total	3,000,000

Capital Expenditures

The company will be establishing a secure facility in Las Vegas that will house all of the manufacturing corporate offices and distribution. Internally SSG will hire the necessary skilled operators who will work in the manufacturing, shipping and receiving as well as the required sales personnel to market the products to the commercial markets.

The company will contract out certain services to a management consulting company that will be responsible for the accounting, investor relations, marketing, filings, legal management, and audit coordination and information technology. Once the final Dashboard software design is developed and the test market is completed, SSG intends to market through in-house representatives, word of mouth and trade shows, and work with identified strategic partners or look for a potential acquisition that would be applicable to this product.

Critical Accounting Policies

Our financial statements and related public financial information are based on the application of accounting principles generally accepted in the United States (“GAAP”). GAAP requires the use of estimates; assumptions, judgments and subjective interpretations of accounting principles that have an impact on the assets, liabilities, and revenue and expense amounts reported. These estimates can also affect supplemental information contained in our external disclosures including information regarding contingencies, risk and financial condition. We believe our use if estimates and underlying accounting assumptions adhere to GAAP and are consistently and conservatively applied. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results may differ materially from these estimates under different assumptions or conditions. We continue to monitor significant estimates made during the preparation of our financial statements.

Our significant accounting policies are summarized in Note 1 of our financial statements. While all these significant accounting policies impact our financial condition and results of operations, we view certain of these policies as critical. Policies determined to be critical are those policies that have the most significant impact on our financial statements and require management to use a greater degree of judgment and estimates. Actual results may differ from those estimates. Our management believes that given current facts and circumstances, it is unlikely that applying any other reasonable judgments or estimate methodologies would cause effect on our consolidated results of operations, financial position or liquidity for the periods presented in this report.

Off Balance Sheet Arrangements

We have no off-balance sheet arrangements.

Recent Accounting Pronouncements

On September 30, 2009, the Company adopted changes issued by the Financial Accounting Standards Board (FASB) to the authoritative hierarchy of GAAP. These changes establish the FASB Accounting Standards CodificationTM (Codification) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. Rules and interpretive releases of the Securities and Exchange Commission (SEC) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The FASB will no longer issue new standards in the form of Statements, FASB Staff Positions, or Emerging Issues Task Force Abstracts; instead the FASB will issue Accounting Standards Updates. Accounting Standards Updates will not be authoritative in their own right as they will only serve to update the Codification. These changes and the Codification itself do not change GAAP. Other than the manner in which new accounting guidance is referenced, the adoption of these changes had no impact on the Financial Statements.

The Company adopted changes issued by the FASB regarding accounting for business combinations. These changes apply to all assets acquired and liabilities assumed in a business combination that arise from certain contingencies and requires (i) an acquirer to recognize at fair value, at the acquisition date, an asset acquired or liability assumed in a business combination that arises from a contingency if the acquisition-date fair value of that asset or liability can be determined during the measurement period otherwise the asset or liability should be recognized at the acquisition date if certain defined criteria are met; (ii) contingent consideration arrangements of an acquiree assumed by the acquirer in a business combination be recognized initially at fair value; (iii) subsequent measurements of assets and liabilities arising from contingencies be based on a systematic and rational method depending on their nature and contingent consideration arrangements be measured subsequently; and (iv) disclosures of the amounts and measurement basis of such assets and liabilities and the nature of the contingencies. These guidelines are effective for business combinations completed on or after the first annual reporting period beginning on or after December 15, 2008.  The Company adopted these guidelines on April 1, 2009.  The adoption of these guidelines had no material impact to the Company’s financial position, results of operations or cash flows.

In March 2008, the FASB issued new disclosure requirements regarding derivative instruments and hedging activities. Entities must now provide enhanced disclosures on an interim and annual basis regarding how and why the entity uses derivatives; how derivatives and related hedged items are accounted for, and how derivatives and related hedged items affect the entity’s financial position, financial results and cash flow. Pursuant to the transition provisions, the Company adopted these new requirements on January 1, 2009. The adoption of this standard did not have a material effect on our consolidated financial statements.

In May 2009, the FASB issued guidelines on subsequent event accounting which sets forth: 1) the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements; 2) the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements; and 3) the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. This disclosure should alert all users of financial statements that an entity has not evaluated subsequent events after that date in the set of financial statements being presented. The adoption of this guidance did not have an impact on this company’s financial statements.

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date are not expected to have a material impact on the financial statement upon adoption.